                            EATON VANCE BALANCED FUND

                            Supplement to Prospectus
                                Dated May 1, 1999



1.   THE FOLLOWING REPLACES THE THIRD PARAGRAPH ON PAGE 2 OF THE PROSPECTUS:

     The Fund currently seeks its objective by investing in Capital Growth Portfolio and Investment Grade Income Portfolio, separate registered investment companies. The investment objective of Capital Growth Portfolio is to seek growth of capital and the investment objectives of Investment Grade Income Portfolio are to provide current income and total return.

2. THE FOLLOWING REPLACES THE "ANNUAL FUND OPERATING EXPENSES" TABLE AND "EXAMPLE" UNDER "FUND SUMMARY" ON PAGE 3 OF THE PROSPECTUS:

       Annual Fund  Operating  Expenses  (expenses  that are deducted  from Fund assets)       Class A   Class B   Class C
      --------------------------------------------------------------------------------------------------------------------
       Management Fees                                                                         0.61%     0.61%     0.61%
       Distribution and Service (12b-1) Fees*                                                  0.00%     0.94%     1.00%
       Other Expenses**                                                                        0.36%     0.23%     0.23%
                                                                                               ----      ----      ----
       Total Annual Fund Operating Expenses                                                    0.97%     1.78%     1.84%


* Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.
**   Other Expenses for Class A shares includes a service fee of 0.13%.

     Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years  5 Years    10 Years
      -------------------------------------------------------------------------
       Class A shares                   $668      $866    $1,080    $1,696
       Class B shares                   $681      $960    $1,164    $2,095
       Class C shares                   $287      $579    $  995    $2,159

  You would pay the following expenses if you did not redeem you shares:

                                      1 Year   3 Years   5 Years    10 Years
      -------------------------------------------------------------------------
       Class A shares                   $668      $866    $1,080    $1,696
       Class B shares                   $181      $560    $  964    $2,095
       Class C shares                   $187      $579    $  995    $2,159


3. THE FOLLOWING REPLACES THE FIRST AND SECOND PARAGRAPH UNDER "INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS" ON PAGE 10 OF THE PROSPECTUS:

     The investment objectives and principal policies and risks of the Funds are set forth below. Each Fund's investment objective may not be changed without shareholder approval. Certain of a Fund's investment policies may be changed by the Trustees without shareholder approval. Each Fund currently seeks its investment objective by investing in one or more separate open-end investment companies that have the same objective and policies as the Fund.

     BALANCED FUND. Balanced Fund's investment objective is to provide current income and long-term capital growth. The Fund currently invests in Capital Growth Portfolio and Investment Grade Income Portfolio. The investment objective of Capital Growth Portfolio is to seek growth of capital and the investment objectives of Investment Grade Income Portfolio are to seek current income and total return.

     The Balanced Fund's allocation of assets to equity securities in the Capital Growth Portfolio will generally not exceed 75% nor be less than 25% of net assets. The Capital Growth Portfolio invests in a broadly diversified list of seasoned securities representing a number of different industries. The portfolio manager places emphasis on equity securities considered to be of high or improving quality. The foregoing policies cannot be changed without shareholder approval. Balanced Fund also allocates at least 25% of its net assets in fixed-income securities in the Investment Grade Income Portfolio, which may include preferred stocks, corporate bonds, U.S. Government securities, money market instruments and mortgage-backed obligations. The Investment Grade Income Portfolio may invest in fixed-income securities of any credit quality but will limit investment in fixed-income securities rated below investment grade to not more than 5% of the Balanced Fund's total assets.

4.  THE  FOLLOWING   REPLACES  THE  SECOND   PARAGRAPH  UNDER   "MANAGEMENT  AND
ORGANIZATION" ON PAGE 12 OF THE PROSPECTUS:

     The investment adviser manages the investments of each Portfolio and provides related office facilities and personnel. Under its investment advisory agreements with Capital Growth Portfolio and Investment Grade Income Portfolio, BMR receives a monthly advisory fee from Capital Growth Portfolio of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets up to and including $170 million, and 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $170 million, and a monthly advisory fee from Investment Grade Income Portfolio of 5/ 96 of 1% (equivalent to 0.625% annually) of the average daily net assets up to and including $130 million, and 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $130 million.

5.  THE  FOLLOWING   REPLACES  THE  FIFTH   PARAGRAPH   UNDER   "MANAGEMENT  AND
ORGANIZATION" ON PAGE 12 OF THE PROSPECTUS:

     Arieh Coll is the portfolio manager of the Capital Growth Portfolio (since it commenced operations). He has been an Eaton Vance portfolio manager since January 2000 and is Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance, Mr. Coll was employed by Fidelity Investments as a portfolio manager. Michael B. Terry is the portfolio manager of Investment Grade Income Portfolio (since it commenced operations). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance and BMR.



MARCH 6, 2000                                                            BALPS



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